UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒      Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

BIOMEA FUSION, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BIOMEA FUSION, INC.

900 Middlefield Road, 4th Floor

Redwood City, California 94063

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

To be held June 12, 2024

Notice is hereby given that the 2024 Annual Meeting of Stockholders, or Annual Meeting, of Biomea Fusion, Inc., will be held on June 12, 2024 at 10:00 a.m. Pacific Time. Stockholders may attend the Annual Meeting in person at our corporate headquarters at 900 Middlefield Road, 4th Floor, Redwood City, California 94063. Only stockholders showing proof of ownership will be allowed to attend the Annual Meeting in person. You may also attend the meeting virtually via the Internet at https://www.virtualshareholdermeeting.com/BMEA2024, where you will be able to vote electronically and submit questions. The purpose of the Annual Meeting is the following:

1.

To elect two Class III directors, Thomas Butler and Michael J. M. Hitchcock, Ph.D., to our board of directors, to serve until the 2027 annual meeting of stockholders and until their successor has been duly elected and qualified, or until their earlier death, resignation or removal;

2.	To ratify the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; and

3.	To transact any other business properly brought before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

The proposal for the election of directors relates solely to the election of two Class III directors nominated by the board of directors.

Only Biomea Fusion, Inc. stockholders of record at the close of business on April 22, 2024 will be entitled to vote at the Annual Meeting and any adjournment or postponement thereof.

Please see the “General Information” section of the proxy statement that accompanies this notice for more details regarding the logistics of the virtual Annual Meeting, including the ability of stockholders to submit questions during the Annual Meeting, and technical details and support related to accessing the virtual platform.

Your vote is important. Whether or not you expect to attend the virtual meeting, it is important that your shares be represented. To ensure that your vote is recorded promptly, please vote as soon as possible, even if you plan to attend the meeting, by submitting your proxy via the Internet at the address listed on the proxy card or by signing, dating and returning the proxy card. Even if you have voted by proxy, you may still vote at the virtual meeting. Please note, however, that if your shares are held through a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

By order of the Board of Directors,

/s/ Thomas Butler
Thomas Butler Chief Executive Officer

Redwood City, CA

April 26, 2024

Page
PROXY STATEMENT FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS	1
GENERAL INFORMATION	2
PROPOSAL NO. 1 – ELECTION OF CLASS III DIRECTORS	7
PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS BIOMEA FUSION, INC.’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024	12
CORPORATE GOVERNANCE	14
NON-EMPLOYEE DIRECTOR COMPENSATION	22
EXECUTIVE OFFICERS	24
EXECUTIVE COMPENSATION	25
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	31
PRINCIPAL STOCKHOLDERS	32
DELINQUENT SECTION 16(a) REPORTS	35
REPORT OF THE AUDIT COMMITTEE	36
HOUSEHOLDING	37
STOCKHOLDER PROPOSALS	37
OTHER MATTERS	38

i

BIOMEA FUSION, INC.

900 Middlefield Road, 4th Floor

Redwood City, California 94063

PROXY STATEMENT

FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 12, 2024

This proxy statement contains information about the 2024 Annual Meeting of Stockholders, or the Annual Meeting, of Biomea Fusion, Inc., which will be held on June 12, 2024 at 10:00 a.m. Pacific Time. Stockholders may attend the Annual Meeting in person at our corporate headquarters at 900 Middlefield Road, 4th Floor, Redwood City, California 94063. Only stockholders showing proof of ownership will be allowed to attend the Annual Meeting in person. You may also attend the Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/BMEA2024, where you will be able to vote electronically and submit questions. The board of directors of Biomea Fusion, Inc. is using this proxy statement to solicit proxies for use at the Annual Meeting. In this proxy statement, the terms “Biomea,” “Biomea Fusion,” the “Company,” “we,” “us,” and “our” refer to Biomea Fusion, Inc. The mailing address of our principal executive offices is Biomea Fusion, Inc., 900 Middlefield Road, 4th Floor, Redwood City, California 94063.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our board of directors with respect to each of the matters set forth in this proxy statement and the accompanying proxy card. You may revoke your proxy at any time before it is exercised at the meeting by giving our corporate secretary written notice to that effect.

We made this proxy statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, or the 2023 Annual Report, available to stockholders on April 26, 2024. The proxy statement and accompanying form of proxy will be mailed to stockholders on or about April 26, 2024.

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to conform with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, the JOBS Act, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers, or NEOs, or the frequency with which such votes must be conducted. We will remain an “emerging growth company” until the earliest of (i) December 31, 2026; (ii) the last day of the fiscal year in which our total annual gross revenue is equal to or more than $1.235 billion; (iii) the date on which we have issued more than $1 billion in nonconvertible debt during the previous three years; or (iv) the date on which we are deemed to be a large accelerated filer under the rules of the Securities and Exchange Commission, or the SEC. Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”

BIOMEA FUSION, INC.

PROXY STATEMENT

FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

How do I attend and participate in the Annual Meeting?

You can attend and participate in the Annual Meeting in person, virtually via the Internet, or by proxy.

Attending in person. The Annual Meeting will be held in person at our corporate headquarters, at 900 Middlefield Road, 4th Floor, Redwood City, California 94063. You will need to present photo identification, such as a driver’s license, and proof of stock ownership as of the record date in order to be allowed into the Annual Meeting. We reserve the right to determine the validity of any purported proof of stock ownership.

Attending virtually via the internet. To attend and participate in the Annual Meeting virtually via the internet, stockholders will need to access the live audio webcast of the meeting. To do so, stockholders of record will need to visit www.virtualshareholdermeeting.com/BMEA2024 and use their control number provided in the proxy card to preregister to this website, and beneficial owners of shares held in street name will need to follow the same instructions. Registration will open 15 minutes prior to the meeting. The live audio webcast of the Annual Meeting will begin promptly at 10:00 a.m. Pacific Time.

Attending by Proxy. Please see “How do I vote? – By Proxy” below.

How can I get help if I have trouble checking in or listening to the meeting online?

There will be a support number available on the login page of the virtual meeting 15 minutes before the meeting begins for any stockholders having technical difficulties. The technical support line will not be able to provide control numbers, but will be able to assist with any technical issues.

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

Our proxy materials, including the Notice of the 2024 Annual Meeting of Stockholders, this proxy statement and the accompanying proxy card or, for shares held in street name (i.e., held for your account by a broker or other nominee), a voting instruction form, and the 2023 Annual Report to Stockholders, or 2023 Annual Report, will be mailed to stockholders on or about April 26, 2024.

Who is soliciting my vote?

Our Board of Directors, or the board of directors, is soliciting your vote for the Annual Meeting.

When is the record date for the Annual Meeting?

The record date for determination of stockholders entitled to vote at the Annual Meeting is the close of business on April 22, 2024.

How many votes can be cast by all stockholders?

There were 36,008,711 shares of our common stock, par value $0.0001 per share, outstanding on April 22, 2024, all of which are entitled to vote with respect to all matters to be acted upon at the Annual Meeting. Each stockholder of record is entitled to one vote for each share of our common stock held by such stockholder. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at our virtual Annual Meeting. None of our shares of preferred stock were outstanding as of April 22, 2024.

Who is entitled to vote?

Registered Stockholders. If shares of our common stock are registered directly in your name with our transfer agent, you are considered the stockholder of record with respect to those shares. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or vote on your own behalf at our virtual Annual Meeting. Throughout this proxy statement, we refer to these registered stockholders as “stockholders of record.”

Street Name Stockholders. If shares of our common stock are held on your behalf in a brokerage account or by a bank or other nominee, you are considered to be the beneficial owner of shares that are held in “street name,” and the proxy materials were forwarded to you by your broker or nominee, who is considered the stockholder of record with respect to those shares. As the beneficial owner, you have the right to direct your broker, bank or other nominee as to how to vote your shares. Beneficial owners are also invited to attend our virtual Annual Meeting. However, since a beneficial owner is not the stockholder of record, you may not vote your shares of our common stock on your own behalf at the Annual Meeting unless you follow your broker’s procedures for obtaining a legal proxy. Note you should also be receiving a voting instruction form for you to use from your broker. Throughout this proxy statement, we refer to stockholders who hold their shares through a broker, bank or other nominee as “street name stockholders.”

How do I vote?

If you are a stockholder of record, there are four ways to vote:

•

By Internet. You may vote at www.proxyvote.com, 24 hours a day, seven days a week. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. You will need the control number included on your proxy card.

•

During the Annual Meeting. If you are a stockholder of record and attend the Annual Meeting in person, you may vote by delivering your completed proxy card or vote by ballot during the Annual Meeting. If you are a stockholder of record and attend the Annual Meeting virtually via the Internet, you may vote by going to www.virtualshareholdermeeting.com/BMEA2024. You will need the control number included on your proxy card.

•

By Telephone. You may vote using a touch-tone telephone by calling 1-800-690-6903, 24 hours a day, seven days a week. Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. You will need the control number included on your proxy card.

•

By Mail. You may vote by completing and mailing your proxy card. Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Votes submitted through the mail must be received by June 10, 2024.

Even if you plan to participate in our virtual Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to participate in the Annual Meeting.

If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by returning an instruction card, or by telephone or on the Internet. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. As discussed above, if you are a street name stockholder, you may not vote your shares on your own behalf at the Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

By Proxy

If you will not be attending the Annual Meeting, you may vote by proxy. You can vote by proxy over the Internet by following the instructions provided in the enclosed proxy card. Proxies submitted by mail must be received before the start of the Annual Meeting.

If you complete and submit your proxy before the Annual Meeting, the persons named as proxies will vote the shares represented by your proxy in accordance with your instructions. If you submit a proxy without giving voting instructions, your shares will be voted in the manner recommended by the board of directors on all matters presented in this proxy statement, and as the persons named as proxies may determine in their discretion with respect to any other matters properly presented at the Annual Meeting. You may also authorize another person or persons to act for you as proxy in a writing, signed by you or your authorized representative, specifying the details of those proxies’ authority. The original writing must be given to each of the named proxies, although it may be sent to them by electronic transmission if, from that transmission, it can be determined that the transmission was authorized by you.

If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in your proxy and acting thereunder will have discretion to vote on those matters in accordance with their best judgment. We do not currently anticipate that any other matters will be raised at the Annual Meeting.

How do I revoke my proxy?

You may revoke your proxy by (1) entering a new vote by mail that we receive before the start of the Annual Meeting or over the Internet or via telephone, (2) attending and voting at the Annual Meeting in person or online (although attendance at the Annual Meeting will not in and of itself revoke a proxy), or (3) by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with our Corporate Secretary. Any written notice of revocation or subsequent proxy card must be received by our Corporate Secretary prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be sent to our principal executive offices at Biomea Fusion, Inc., 900 Middlefield Road, 4th Floor, Redwood City, California 94063, Attention: Corporate Secretary.

If a broker, bank, or other nominee holds your shares, you must contact such broker, bank, or nominee in order to find out how to change your vote.

How is a quorum reached?

Our Amended and Restated Bylaws, or bylaws, provide that the holders of a majority in voting power of the stock issued and outstanding and entitled to vote, present in person, or by remote communication, if applicable, or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Therefore, a quorum will be present if 18,004,356 shares of our common stock are present in person or represented by executed proxies timely received by us at the Annual Meeting. Shares present virtually during the Annual Meeting will be considered shares of stock represented in person at the meeting.

Under the Delaware General Corporation Law, shares that are voted “abstain” or “withheld” and broker “non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

How is the vote counted?

Under our bylaws and except as provided by our Certificate of Incorporation, for a proposal for the election of directors, a plurality of the votes cast is sufficient to elect a director. Except as provided by our Certificate of

Incorporation, our bylaws, the rules or regulations of any stock exchange applicable to us, or applicable law or pursuant to any regulation applicable to us or our securities, each other matter is decided by the affirmative vote of the holders of a majority in voting power of the votes cast (excluding abstentions and broker non-votes) on such matter. Abstentions and broker “non-votes” are not included in the tabulation of the voting results on any such proposal and, therefore, do not have an impact on such proposals. A broker “non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner.

If your shares are held in “street name” by a brokerage firm, your brokerage firm is required to vote your shares according to your instructions. If you do not give instructions to your brokerage firm, the brokerage firm will still be able to vote your shares with respect to “discretionary” items, but will not be allowed to vote your shares with respect to “non-discretionary” items.

Proposal No. 1, relating to the election of directors, is a “non-discretionary” item. If you do not instruct your broker how to vote with respect to this proposal, your broker may not vote for this proposal, and those votes will be counted as broker “non-votes.” To be elected, the directors nominated via Proposal No. 1 must receive a plurality of the votes cast on the election of directors, meaning that the two (2) director nominees receiving the highest number of “for” votes will be elected. Shares voting “withheld” and broker non-votes will have no effect on the election of directors.

Proposal No. 2, relating to auditor ratification, is considered to be a discretionary item, and your brokerage firm will be able to vote on this proposal even if it does not receive instructions from you. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024 via Proposal No. 2 requires the affirmative vote of the holders of a majority in voting power of the votes cast on such matter. Abstentions and broker non-votes, if any, will have no effect on the outcome of the vote on this proposal.

Who pays the cost for soliciting proxies?

We are making this solicitation and will pay the entire cost of preparing and distributing our proxy materials and soliciting votes. If you choose to access the proxy materials or vote over the Internet, you are responsible for any Internet access charges that you may incur. Our officers and employees may, without compensation other than their regular compensation, solicit proxies through further mailings, personal conversations, facsimile transmissions, e-mails, or otherwise. Proxy solicitation expenses that we will pay include those for preparation, mailing, returning, and tabulating the proxies.

How may stockholders submit matters for consideration at an Annual Meeting?

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, or if no annual meeting were held in the preceding year, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. If the stockholder does not meet the applicable deadlines, the notice will be considered untimely. In addition to the foregoing requirements, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice by the same deadline noted herein to submit matters for consideration at the Annual Meeting. Such notice must comply with the additional requirements of Rule 14a-19(b).

In addition, any stockholder proposal intended to be included in the proxy statement for the next annual meeting of our stockholders in 2025 must also satisfy the requirements of SEC Rule 14a-8 under the Exchange Act and be received not later than December 30, 2024. If the date of the annual meeting is moved by more than 30 days from the date contemplated at the time of the previous year’s proxy statement, then notice must be received within a reasonable time before we begin to print and send proxy materials. If that happens, we will publicly announce the deadline for submitting a proposal in a press release or in a document filed with the SEC.

Stockholder proposals and the required notice should be addressed to Biomea Fusion, Inc., 900 Middlefield Road, 4th Floor, Redwood City, California, 94063, Attention: Corporate Secretary. We also encourage you to submit any such proposals via email to IR@biomeafusion.com.

How can I find out the results of the voting at the Annual Meeting?

We plan to announce preliminary voting results at the Annual Meeting. Final voting results will be published in a Current Report on Form 8-K, or Form 8-K, that we expect to file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

PROPOSAL NO. 1 – ELECTION OF CLASS III DIRECTORS

Our board of directors currently consists of seven members. In accordance with the terms of our certificate of incorporation and bylaws, our board of directors is divided into three classes, Class I, Class II and Class III, with members of each class serving staggered three-year terms. The members of the classes are currently divided as follows:

•	the Class I directors are Bihua Chen, Elizabeth Faust, Ph.D. and Sumita Ray, J.D., and their terms will expire at the annual meeting of stockholders to be held in 2025;

•	the Class II directors are Rainer (Ramses) Erdtmann and Eric Aguiar, M.D., and their terms will expire at the annual meeting of stockholders to be held in 2026; and

•	the Class III directors are Thomas Butler and Michael J. M. Hitchcock, Ph.D., and their terms will expire at the Annual Meeting.

Upon the expiration of the term of a class of directors, directors in that class will generally be eligible to be elected for a new three-year term at the annual meeting of stockholders in the year in which their term expires.

Our certificate of incorporation and bylaws provide that the authorized number of directors may be changed only by resolution of our board of directors. Our certificate of incorporation also provides that our directors may be removed from office at any time, but only for cause by the affirmative vote of the holders of at least two thirds (2/3rds) of the voting power of all of the then outstanding shares entitled to vote in an annual election of directors, and that any vacancy on our board of directors, including a vacancy resulting from an enlargement of our board of directors, may be filled only by vote of a majority of our directors then in office.

Our board of directors has nominated each of Thomas Butler and Michael J. M. Hitchcock, Ph.D. for election as a Class III director at the Annual Meeting. Mr. Butler and Dr. Hitchcock are currently directors. Each of the nominees has indicated a willingness to serve, or continue to serve, as applicable, as directors, if elected. If the nominees become unable or unwilling to serve, however, the proxies may be voted for substitute nominees selected by our board of directors.

Our corporate governance guidelines provide that the nominating and corporate governance committee of our board of directors, in recommending director candidates for election to our board of directors, and our board of directors, in nominating director candidates, will consider candidates who have a high level of personal and professional integrity, strong ethics and values and the ability to make mature business judgments. Our priority in selection of board members is identification of members who will further the interests of our stockholders through their established records of professional accomplishment, their ability to contribute positively to the collaborative culture among board members, and their knowledge of our business and understanding of the competitive landscape in which we operate and adherence to high ethical standards. Although the nominating and corporate governance committee does not have a formal diversity policy and does not follow any ratio or formula with respect to diversity in order to determine the appropriate composition of the board of directors, the nominating and corporate governance committee and the full board of directors are committed to creating a board of directors with diversity, including diversity of expertise, experience, background and gender, and are committed to identifying, recruiting and advancing candidates offering such diversity in future searches.

Nominees for Election as Class III Directors

The following table identifies our director nominees, and sets forth their principal occupation and business experience during the last five years and age as of April 22, 2024.

Name	Positions and Offices Held with Biomea Fusion, Inc.	Director Since	Age
Thomas Butler	Chief Executive Officer, Chairman of the Board and Director	2017	43
Michael J.M. Hitchcock	Director	2021	74

Thomas Butler co-founded Biomea Fusion in August 2017 and has served as our Chief Executive Officer and as a member of our board of directors since August 2017 and as Chairman of our board of directors since April 2021. He has also been a Managing Member of Point Sur Investors LLC, a biotechnology investment fund, since January 2016. From 2013 to 2015, Mr. Butler was Senior Manager of Investor Relations at Pharmacyclics Inc., which was acquired by AbbVie Inc. (NYSE: ABBV) in May 2015. Prior to joining Pharmacyclics, Mr. Butler was a medicinal chemist at Gilead Sciences, Inc (Nasdaq: GILD), a public company engaging in novel drug design and drug development of HCV polymerase and protease inhibitors, from 2007 to 2013. Mr. Butler holds a B.S. in Chemistry from California State University, Chico, an M.B.A. from the University of California, Los Angeles, and an M.S. in Organic Chemistry from the University of California, Santa Barbara. We believe that Mr. Butler is qualified to serve on our board of directors due to the valuable expertise and perspective he brings in his capacity as a co-founder and our Chief Executive Officer and because of his extensive experience and knowledge of our industry.

Michael J. M. Hitchcock, Ph.D. (Mick) has served as a member of our board of directors since March 2021. Dr. Hitchcock is currently Adjunct Professor of Microbiology at UNR Medical School, a position in which he has served since July 2016. He is also on the Board and a Founder of Renogenyx, a small biotech company focused on FSHD. Dr Hitchcock’s career in pharmaceutical research and development initially began with Bristol-Myers Squibb (NYSE: BMY), where he served in several infectious disease research and project planning roles from 1980 through 1993. He joined Gilead Sciences, Inc. (Nasdaq: GILD) in 1993 and during his 27 years with Gilead, he held a variety of positions, including vice president roles with responsibility for project and portfolio management, alliance management, strategic planning, medical affairs and specific areas of research. He also served as Senior Advisor at Gilead from 2009 through November 2019. During his career, he was involved in the development and commercialization of a number of anti-infective agents, primarily antivirals (tenofovir, adefovir, cidofovir, elvitegravir, oseltamivir, stavudine, didanosine) for treatment of HIV, HBV, influenza, CMV and other viral diseases. Dr. Hitchcock holds a Ph.D. in microbiology from the University of Melbourne, Australia and B.Sc. and M.Sc. degrees in biochemistry from the University of Manchester Institute of Science and Technology, England. He also conducted post-doctoral research at Georgetown University and the National Institutes of Health prior to joining industry. We believe that Dr. Hitchcock is qualified to serve on our board of directors due to his medical background and his extensive management experience with biotechnology and pharmaceutical companies.

Vote Required and Board of Directors’ Recommendation

To be elected, the nominees for Class III director must receive a plurality of the votes cast on the election of directors, meaning that the two (2) director nominees receiving the highest number of “for” votes will be elected.. You may vote either FOR all the nominees, FOR any one of the nominees, WITHHOLD your vote from all the nominees or WITHHOLD your vote from any one of the nominees. Shares voting “withheld” and broker non-votes will have no effect on the election of directors.

The proxies will be voted in favor of the above nominees unless a contrary specification is made in the proxy. The nominees have consented to serve as our directors if elected. However, if the nominees are unable to serve or for good cause will not serve as a director, the proxies will be voted for the election of such substitute nominee as our board of directors may designate.

The proposal for the election of directors relates solely to the election of Class III directors nominated by our board of directors.

The board of directors recommends voting “FOR” the election of Thomas Butler and Michael Hitchcock as Class III directors, to serve for a three-year term ending at the annual meeting of stockholders to be held in 2027.

Directors Continuing in Office

The following table identifies our continuing directors, and sets forth their principal occupation and business experience during the last five years and their ages as of April 22, 2024.

Name	Positions and Offices Held with Biomea Fusion, Inc.	Director Since	Class and Year in Which Term Will Expire	Age
Bihua Chen	Director	2020	Class I—2025	55
Elizabeth Faust, Ph.D.	Director	2022	Class I—2025	59
Sumita Ray, J.D.	Director	2021	Class I – 2025	50
Rainer (Ramses) Erdtmann	President, Chief Operating Officer and Director	2017	Class II—2026	60
Eric Aguiar,M.D.	Director	2021	Class II—2026	62

Class I Directors (Term Expires at 2025 Annual Meeting)

Bihua Chen has served as a member of our board of directors since December 2020. Ms. Chen is the founder of Cormorant Asset Management, LP, an investment firm focused on innovative biotechnology, medical technology and life science companies, and has managed Cormorant’s hedge fund, as well as its private equity funds since its founding in February 2013. Prior to founding Cormorant, from 2005 to 2010, Ms. Chen served as a sub-adviser to Millennium Management LLC, a multi-strategy hedge fund. Previously, from 2001 to 2002, Ms. Chen was a healthcare analyst and sector portfolio manager for investment advisor American Express Asset Management. Ms. Chen also served as a portfolio manager for the Asterion Life Science Fund from 2001 to 2002, an equity analyst and portfolio manager for Bellevue Research from 2000 to 2001 and an equity analyst for Putnam Investments from 1998 to 2001. Ms. Chen served on the board of directors of Erasca, Inc. (Nasdaq: ERAS), a public biotechnology company from March 2021 through August 2023. From August 2020 to April 2022, Ms. Chen served as the Chief Executive Officer and Chairman of the board of directors of Helix Acquisition Corp., a publicly traded biotechnology special purpose acquisition company that entered into a business combination with MoonLake Immunotherapeutics AG (Nasdaq: MLTX) in April 2022. Ms. Chen holds a B.S. in Genetics and Genetic Engineering from Fudan University, Shanghai, China, an M.S. in Molecular Biology from the Graduate School of Biomedical Science at Cornell Medical College and an M.B.A. from the Wharton School of Business. We believe that Ms. Chen is qualified to serve on our board of directors due to her demonstrated leadership in her field, her experience as a board member of biotechnology and pharmaceutical companies and her experience as an investor in life sciences companies.

Elizabeth Faust, Ph.D. has served on our board of directors since June 2022. Dr. Faust has been a principal and owner at Faust Consulting LLC, a biotech and pharmaceutical consulting company, since January 2018. From December 2019 to August 2020, she also served as executive vice president at Tricida, Inc. (Nasdaq: TCDA), a public pharmaceutical company. Prior to that, from January 2016 to July 2018, she was vice president of medical affairs at Kite Pharma, a Gilead Company (Nasdaq: GILD). From March 2013 to November 2015, she was vice president of medical affairs at Pharmacyclics, Inc. (Nasdaq: PCYC), which was acquired by AbbVie Inc. (NYSE: ABBV). Prior to that, she was vice president of clinical research sciences at Celgene (Nasdaq: CELG), which was acquired by Bristol-Myers Squibb (NYSE: BMY) in November 2019. Dr. Faust holds a B.S. in Microbiology from Auburn University, a M.A. in biology at University of California, Riverside and a Ph.D. in microbiology and molecular Genetics at UCLA. We believe that Dr. Faust is qualified to serve on our board of directors due to her science background and her extensive experience working with biotechnology and pharmaceutical companies.

Sumita Ray, J.D. has served as a member of our board of directors since June 2021. Ms. Ray currently serves as Chief Legal, Compliance & Administrative Officer and Corporate Secretary at Vaxxinity (Nasdaq: VAXX), a public biotechnology company, a position she has held since October 2023. Prior to this, Ms. Ray held the position of Chief Legal, Compliance & Administrative Officer and Corporate Secretary at Instil Bio, Inc. (Nasdaq: TIL), a public biotechnology company where she served in the role from April 2022 to June 2023.

Ms. Ray is also the principal and sole member of FifthRay Consulting, LLC, a consulting company for life science companies, since its founding in November 2015. Previously, from September 2017 to April 2022, she served as Chief Legal & Administrative Officer, overseeing the Legal, Compliance, Human Resources, IT and Facilities functions of Calithera Biosciences, Inc., a public biotechnology company. Prior to joining Calithera, she served as Chief Compliance Officer and Associate General Counsel, Head of Healthcare and Regulatory Law at Pharmacyclics, Inc. (Nasdaq: PCYC), which was acquired by AbbVie Inc. (NYSE: ABBV) in May 2015, where she supported the company through the global approval and launch of Imbruvica in multiple indications from April 2013 to November 2015. Previously, Ms. Ray served as Head of BioNeurology & Regulatory Law Group at Elan Pharmaceuticals, Corporate Counsel, Commercial Law Group at Genentech, Inc. and Corporate Counsel at AstraZeneca (Nasdaq: AZN). Ms. Ray serves also on the Advisory Board of BioTrillion, a healthtech startup developing digital biomarkers for disease detection. Ms. Ray started her career as a pharmaceutical and products liability litigator at Montgomery, McCracken, Walker and Rhoads LLP. Ms. Ray holds a J.D. from Temple University School of Law and a B.S. in Microbiology from the University of Arizona. She has more than 20 years of expertise in FDA regulatory law, global health care law and compliance, brand support, product launches, collaborations and alliances. We believe that Ms. Ray is qualified to serve on our board of directors due to her demonstrated leadership in her field and her experience as an officer of biotechnology and pharmaceutical companies.

Class II Directors (Term Expires at 2026 Annual Meeting)

Rainer (Ramses) Erdtmann co-founded Biomea Fusion in August 2017 and has served as our President and as a member of our board of directors since August 2017, and as Chief Operating Officer since February 2021. He has also been a Managing Member of Point Sur Investors LLC, a biotechnology investment fund, since January 2016. From 2008 to 2016, he held a number of leadership roles at Pharmacyclics, Inc., which was acquired by AbbVie Inc. (NYSE: ABBV) in May 2015, including as the Principal Financial and Accounting Officer, and most recently, Executive Vice President of Corporate Affairs. Prior to joining Pharmacyclics, Mr. Erdtmann founded the asset management firm United Properties Immobilien and Anlagen GmbH and Oxygen Investments, LLC, which he ran from its founding in 1995 to 2009. From 1992 to 1995, Mr. Erdtmann worked at Commerzbank, Germany, where he was an investment banker and portfolio manager for institutional international accounts. Mr. Erdtmann previously served on the boards of directors of Summit Therapeutics, Inc. (Nasdaq: SMMT), a public biotechnology company, and PolarityTE, Inc. (Nasdaq: PTE), a public biotechnology and regenerative biomaterials company. Mr. Erdtmann holds a Diplom Kaufmann degree in Finance and Banking from the Westfaelische Wilhelms Universität of Muenster, Germany. We believe that Mr. Erdtmann is qualified to serve on our board of directors due to his perspective, experience and leadership as a co-founder and the President of our company.

Eric Aguiar, M.D. has served as a member of our board of directors since December 2020. Dr. Aguiar has been a partner at Aisling Capital, a healthcare-focused venture fund, since January 2016. Prior to Aisling Capital, from October 2007 to December 2015, he was a partner at Thomas, McNerney and Partners, a healthcare venture capital and growth equity fund. From 2001 to 2007, Dr. Aguiar was Managing Director of HealthCare Ventures, a healthcare-focused venture capital firm. Previously, Dr. Aguiar was Chief Executive Officer of Genovo, Inc., a privately held biopharmaceutical company, from 1998 to 2000. Dr. Aguiar has served on the board of directors of Invitae Corporation (Nasdaq: NVTA) since February 2015 and BridgeBio Pharma, Inc. (Nasdaq: BBIO) since June 2019, both public pharmaceutical companies. Dr. Aguiar previously served on the boards of directors of numerous public life sciences companies, including Biohaven Pharmaceuticals, Inc. (Nasdaq: BHVN), which was acquired by Pfizer, Inc. in October 2022, and Eidos Therapeutics, Inc. (Nasdaq: EIDX) (prior to its merger with BridgeBio Pharma, Inc. (Nasdaq: BBIO) in January 2021). Dr. Aguiar also serves on the board of directors of privately-held Garuda Therapeutics, Inc. and previously served on the board of directors of Oriel Therapeutics, Inc. (prior to its acquisition by Novartis AG (NYSE: NVS)). Dr. Aguiar is a member of the Council on Foreign Relations. Dr. Aguiar holds a B.A. in College Scholar from Cornell University and an M.D. from Harvard Medical School, and is a Chartered Financial Analyst. We believe that Dr. Aguiar is qualified to serve on our board of directors due to his medical background and his extensive experience as an investor in biotechnology and pharmaceutical companies.

There are no family relationships between or among any of our directors or executive officers. The principal occupation and employment during the past five years of each of our directors was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our directors and any other person or persons pursuant to which he or she is to be selected as a director.

There are no material legal proceedings to which any of our directors is a party adverse to us or any of our subsidiaries or in which any such person has a material interest adverse to us.

PROPOSAL NO. 2 – RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS BIOMEA FUSION, INC.’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2024

Biomea’s stockholders are being asked to ratify the appointment by the audit committee of the board of directors of Deloitte & Touche LLP as Biomea’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Deloitte & Touche LLP has served as Biomea’s independent registered public accounting firm since 2020.

The audit committee is solely responsible for selecting Biomea’s independent registered public accounting firm for the fiscal year ending December 31, 2024. Stockholder approval is not required to appoint Deloitte & Touche LLP as Biomea’s independent registered public accounting firm. However, the board of directors believes that submitting the appointment of Deloitte & Touche LLP to the stockholders for ratification is good corporate governance. If the stockholders do not ratify this appointment, the audit committee will reconsider whether to retain Deloitte & Touche LLP. If the selection of Deloitte & Touche LLP is ratified, the audit committee, at its discretion, may direct the appointment of a different independent registered public accounting firm at any time it decides that such a change would be in the best interest of Biomea and its stockholders.

A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and to respond to appropriate questions from our stockholders.

Biomea incurred the following fees from Deloitte & Touche LLP for the audit of the financial statements and for other services provided during the years ended December 31, 2023 and 2022.

	2023	2022
Audit fees (1)	$1,065,369	$1,000,605
Audit-Related fees (2)	$0	$0
Tax fees (3)	$0	$0
All other fees (4)	$1,895	$1,895

Total fees	$1,067,264	$1,002,500

(1)

Audit fees consist of fees billed for the audit of our annual financial statements, the review of our interim financial statements included in our quarterly reports on Form 10-Q, and services in connection with the Company’s securities offerings, including registration statements, responding to SEC comment letters, comfort letters and consents.

(2)	Audit-related fees consist of services that are reasonably related to the performance of the audit or review of our financial statements. There were no such fees incurred in 2023 or 2022.

(3)	Tax Fees consist of fees for tax compliance, advice and tax planning and includes fees for tax return preparation. There were no such fees incurred in 2023 or 2022.

(4)	This category consists of fees for all other services, including software subscription fees, that are not reported above.

Audit Committee Audit and Non-Audit Services Pre-approval Policy

Our audit committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent registered public accounting firm. This policy provides that we will not engage our independent registered public accounting firm to render audit or non-audit services unless the service is specifically approved in advance by our audit committee or the engagement is entered into pursuant to the pre-approval procedure described below.

From time to time, our audit committee may pre-approve specified types of services that are expected to be provided to us by our independent registered public accounting firm during the next 12 months. Any such pre-approval details the particular service or type of services to be provided and is also generally subject to a maximum dollar amount.

During our 2023 and 2022 fiscal years, no services were provided to us by Deloitte & Touche LLP other than in accordance with the pre-approval policies and procedures described above.

Vote Required and Board of Directors’ Recommendation

The affirmative vote of the holders of a majority in voting power of the votes cast is required to ratify the appointment of our independent registered public accounting firm. You may vote either FOR the ratification of appointment or AGAINST the ratification of appointment, or you may choose to ABSTAIN from voting. Abstentions and broker non-votes, if any, will have no effect on the results of this vote.

The board of directors recommends voting “FOR” Proposal No. 2 to ratify the appointment of Deloitte & Touche LLP as Biomea Fusion, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

CORPORATE GOVERNANCE

Director Nomination Process

Our nominating and corporate governance committee is responsible for making recommendations to our board of directors regarding candidates for directorships and the size and composition of our board of directors. In addition, the nominating and corporate governance committee is responsible for overseeing our corporate governance policies and making recommendations to our board of directors concerning governance matters.

Our nominating and corporate governance committee is responsible for reviewing with the board of directors, on an annual basis, the appropriate characteristics, skills and experience required for the board of directors as a whole and its individual members. In evaluating the suitability of individual candidates (both new candidates and current members), the nominating and corporate governance committee, in recommending candidates for election, and the board of directors, in approving (and, in the case of vacancies, appointing) such candidates, may take into account many factors, including but not limited to the following:

•	personal and professional integrity;

•	ethics and values;

•	experience in corporate management, such as serving as an officer or former officer of a publicly held company;

•	professional and academic experience relevant to our industry;

•	experience as a board member of another publicly held company and an understanding of the fiduciary responsibilities required of a director;

•	strength of leadership skills;

•	experience in finance and accounting and/or executive compensation practices;

•	ability to devote time and energy to the affairs of our company and as required for preparation, participation and attendance at board of directors meetings and committee meetings, if applicable;

•	diversity of viewpoints, background, experience and other characteristics, such as geographic background, nationality, culture, gender, age and ethnicity;

•	commitment to vigorously represent the long-term interests of our stockholders;

•	potential conflicts of interest with other personal and professional pursuits; and

•	ability to make business judgments.

Our board of directors evaluates each individual in the context of the board of directors as a whole, with the objective of ensuring that the board of directors, as a whole, has the necessary tools to perform its oversight function effectively in light of our business and structure.

Stockholders may recommend individuals to the nominating and corporate governance committee for consideration as potential director candidates. Any such proposals should be submitted to our corporate secretary at our principal executive offices no later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the one-year anniversary of the date of the preceding year’s annual meeting and should include appropriate biographical and background material to allow the nominating and corporate governance committee to properly evaluate the potential director candidate and the number of shares of our stock beneficially owned by the stockholder proposing the candidate. Stockholder proposals should be addressed to Biomea Fusion, Inc., 900 Middlefield Road, 4th Floor, Redwood City, California 94063, Attention: Corporate Secretary. Assuming that biographical and background material has been provided on a timely basis in accordance with our bylaws, any recommendations received from stockholders will be evaluated in the same manner as potential nominees proposed by the nominating and corporate governance committee. If our board of directors determines to nominate a stockholder-recommended candidate and recommends his or her election, then his or her name will be included on our proxy card for the next annual meeting of stockholders. See “Stockholder Proposals” for a discussion of submitting stockholder proposals.

Director Independence

Our common stock is listed on The Nasdaq Global Select Market. Under the Nasdaq listing rules, independent directors must comprise a majority of a listed company’s board of directors within twelve months from the date of listing. In addition, the Nasdaq listing rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent within twelve months from the date of listing. Audit committee members must also satisfy additional independence criteria, including those set forth in Rule 10A-3 under the Exchange Act and compensation committee members must also satisfy the independence criteria set forth in Rule 10C-1 under the Exchange Act. Under Nasdaq listing rules, a director will only qualify as an “independent director” if, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In order to be considered independent for purposes of Rule 10A-3 under the Exchange Act, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries, other than compensation for board service; or (2) be an affiliated person of the listed company or any of its subsidiaries. In order to be considered independent for purposes of Rule 10C-1, the board of directors must consider, for each member of a compensation committee of a listed company, all factors specifically relevant to determining whether a director has a relationship to such company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: the source of compensation of the director, including any consulting advisory or other compensatory fee paid by such company to the director, and whether the director is affiliated with the company or any of its subsidiaries or affiliates.

In March 2024, our board of directors undertook a review of the composition of our board of directors and its committees and the independence of each director. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that all members of the board of directors, except Mr. Butler and Mr. Erdtmann, qualify as independent directors in accordance with the Nasdaq listing rules. Mr. Butler is not considered independent by virtue of his position as our Chief Executive Officer. Mr. Erdtmann is not considered independent by virtue of his position as our President and Chief Operating Officer. Under the Nasdaq listing rules, the definition of independence includes a series of objective tests, such as that the director is not, and has not been for at least three years, one of our employees and that neither the director nor any of his or her family members has engaged in various types of business dealings with us. In addition, as required by the Nasdaq listing rules, our board of directors has made a subjective determination as to each independent director that no relationship exists that, in the opinion of our board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making these determinations, our board of directors reviewed and discussed information provided by the directors and us with regard to each director’s relationships as they may relate to us and our management.

Board Diversity

Our nominating and corporate governance committee is responsible for reviewing with the board of directors, on an annual basis, the appropriate characteristics, skills and experience required for the board of directors as a whole and its individual members.

As required by Nasdaq Rule 5606, we are providing additional information about the gender and demographic diversity of our directors in the format required by such rule. The information in the matrix below is based solely on information provided by our directors about their gender and demographic self-identification. Directors who did not answer or indicated that they preferred not to answer a question are shown as “did not disclose gender” or “did not disclose demographic background” below.

Board Diversity Matrix for Biomea Fusion, Inc.

As of April 22, 2024

Total Number of Directors	7
Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	3	4	0	0

Part II: Demographic Background
African American or Black	0	0	0	0
Black	0	0	0	0
Alaskan Native	0	0	0	0
Native American	0	0	0	0
Asian	2	0	0	0
Hispanic	0	0	0	0
Latino/Latinx	0	0	0	0
Native Hawaiian	0	0	0	0
Pacific Islander	0	0	0	0
White	1	3	0	0
Two or More Races or Ethnicities	0	1	0	0
LGBTQ	0
Gay	0
Lesbian	0
Bisexual	0
Transgender	0
Did Not Disclose Demographic Background	0

To see our Board Diversity Matrix as of April 24, 2023, please see our definitive proxy statement filed with the SEC on April 28, 2023.

Board Committees

Our board of directors has established an audit committee, a compensation committee and a nominating and corporate governance committee. Our board of directors may establish other committees to facilitate the management of our business. The composition and functions of each committee are described below. Members serve on these committees until their resignation or until otherwise determined by our board of directors. We believe that the composition and functioning of all of our committees comply with the applicable requirements of Nasdaq, the Sarbanes-Oxley Act of 2002 and SEC rules and regulations that are applicable to us. We intend to comply with any additional future requirements to the extent they become applicable to us.

The full text of our audit committee charter, compensation committee charter and nominating and corporate governance charter, which satisfy the applicable rules and regulations of the SEC and Nasdaq listing rules, are posted on our website at www.biomeafusion.com. The reference to our website address does not constitute incorporation by reference of the information contained at or available through our website.

Audit Committee

Eric Aguiar, M.D., Michael J.M. Hitchcock, Ph.D. and Sumita Ray, J.D. serve on the audit committee, which is chaired by Dr. Aguiar. Our board of directors has determined that all current members of the audit committee are independent under the Nasdaq listing rules and Rule 10A-3(b)(1) of the Exchange Act. Our board of directors has determined that Dr. Aguiar is an audit committee financial expert as such term is currently defined in Item 407(d)(5) of Regulation S-K. Our board of directors has also determined that each member of our audit committee can read and understand fundamental financial statements, in accordance with applicable requirements. During the fiscal year ended December 31, 2023, the audit committee met five (5) times. The report of the audit committee is included in this proxy statement under “Report of the Audit Committee.”

Our audit committee oversees our corporate accounting and financial reporting process. Among other matters, the audit committee:

•	appoints and retains our independent registered public accounting firm;

•	oversees the work of, and evaluates the independent registered public accounting firm’s qualifications, independence and performance;

•	determines the engagement and compensation of the independent registered public accounting firm;

•	reviews and approves the scope of the annual audit and pre-approves the audit and non-audit fees and services to be performed by our independent accounting firm;

•	reviews and approves all related party transactions on an ongoing basis;

•	establishes procedures for the receipt, retention and treatment of any complaints received by us regarding accounting, internal accounting controls or auditing matters;

•	discusses with management and the independent registered public accounting firm the results of the annual audit and the review of our quarterly financial statements;

•	approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services;

•	discusses on a periodic basis the guidelines and policies that govern the process by which our exposure to financial, accounting and financial statement risk is assessed and managed by management;

•	periodically reviews our enterprise risk management framework and major risk exposures, including our enterprise risk processes;

•	consults with management to establish procedures and internal controls relating to cybersecurity;

•

is responsible for reviewing our financial statements and our management’s discussion and analysis of financial condition and results of operations to be included in our annual and quarterly reports to be filed with the SEC;

•

investigates any reports received through the ethics helpline and reports to the board of directors periodically with respect to any information received through the ethics helpline and any related investigations; and

•	reviews the audit committee charter and the audit committee’s performance on a periodic basis.

All audit and non-audit services to be provided to us by our independent registered public accounting firm must be approved in advance by our audit committee or the chairperson of the audit committee, unless the engagement is entered into pursuant to appropriate preapproval policies established by the audit committee or if the service falls within available exceptions under SEC rules.

Compensation Committee

Eric Aguiar, M.D., Bihua Chen and Michael J.M. Hitchcock, Ph.D. serve on the compensation committee, which is chaired by Dr. Hitchcock. Our board of directors has determined that all members are independent under the Nasdaq listing rules and are “non-employee directors” as defined in Rule 16b-3 promulgated under the Exchange Act. During the fiscal year ended December 31, 2023, the compensation committee met one (1) time.

The responsibilities of our compensation committee include:

•	reviewing and approving, or recommending to the board of directors, the corporate goals and objectives relevant to the compensation of our principal executive officer;

•

evaluating the performance of our principal executive officer in light of such corporate goals and objectives and based on such evaluation, determining, or recommending to the board of directors, the compensation of our principal executive officer;

•	periodically reviewing the aggregate amount of compensation being paid or potentially payable to our principal executive officer;

•

determining the compensation, including any cash compensation (including severance), incentive compensation plans and awards, equity-based plans and awards, perquisites and other benefits, of all of our executive officers other than the principal executive officer;

•

reviewing and discussing with management our key human resource management strategies and programs, including (i) diversity, equity and inclusion; (ii) employee health, safety and well-being and (iii) initiatives and programs related to corporate culture, employee engagement, and enterprise-wide talent development and succession planning;

•	overseeing and administering our incentive compensation and equity-based plans;

•	evaluating and assessing potential and current compensation advisors in accordance with the independence standards identified in the applicable Nasdaq rules;

•	reviewing and recommending to the board of directors, our policies and procedures for the grant of equity-based awards;

•	reviewing and recommending to the board of directors the compensation of our directors;

•	preparing the compensation committee report required by SEC rules, if and when required, to be included in our annual proxy statement; and

•	reviewing and approving the retention, termination or compensation of any consulting firm or outside advisor to assist in the evaluation of compensation matters.

Nominating and Corporate Governance Committee

Bihua Chen, Michael J.M. Hitchcock, Ph.D. and Sumita Ray, J.D. serve on the nominating and corporate governance committee, which is chaired by Ms. Ray. Our board of directors has determined that all members of the nominating and corporate governance committee are independent under the Nasdaq listing rules. During the fiscal year ended December 31, 2023, the nominating and corporate governance committee met two (2) times.

The responsibilities of our nominating and corporate governance committee include:

•	developing and recommending to the board of directors criteria for board and committee membership;

•	establishing procedures for identifying and evaluating board of director candidates, including nominees recommended by stockholders;

•	reviewing the composition of the board of directors to ensure that it is composed of members containing the appropriate skills and expertise to advise us;

•	identifying individuals qualified to become members of the board of directors;

•	recommending to the board of directors the persons to be nominated for election as directors and to each of the board’s committees;

•	developing and recommending to the board of directors, and periodically reviewing and assessing, a code of business conduct and ethics and a set of corporate governance guidelines;

•	overseeing the evaluation of our board of directors and management;

•	reviewing and discussing with our board of directors corporate succession plans for our principal executive officer and other key officers; and

•	oversee the continuing education of our directors on topics that will assist them in discharging their duties.

The nominating and corporate governance committee considers candidates for board of directors membership suggested by its members and by our management. Additionally, in selecting nominees for directors, the nominating and corporate governance committee will review candidates recommended by stockholders in the same manner and using the same general criteria as candidates recruited by the committee and/or recommended by our board of directors. Any stockholder who wishes to recommend a candidate for consideration by the committee as a nominee for director should follow the procedures described later in this proxy statement under the heading “Stockholder Proposals.” The nominating and corporate governance committee will also consider whether to nominate any person proposed by a stockholder in accordance with the provisions of our bylaws relating to stockholder nominations as described later in this proxy statement under the heading “Stockholder Proposals.”

Identifying and Evaluating Director Nominees. Our board of directors is responsible for filling vacancies on our board of directors and for nominating candidates for election by our stockholders each year in the class of directors whose term expires at the relevant annual meeting. The board of directors delegates the selection and nomination process to the nominating and corporate governance committee, with the expectation that other members of the board of directors, and of management, will be requested to take part in the process as appropriate.

Generally, the nominating and corporate governance committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisors, through the recommendations submitted by stockholders or through such other methods as the nominating and corporate governance committee deems to be helpful to identify candidates. Once candidates have been identified, the nominating and corporate governance committee confirms that the candidates meet all of the minimum qualifications for director nominees established by the nominating and corporate governance committee. The nominating and corporate governance committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks or any other means that the nominating and corporate governance committee deems to be appropriate in the evaluation process. The nominating and corporate governance committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our board of directors. Based on the results of the evaluation process, the nominating and corporate governance committee may recommend candidates for the board of directors’ approval to fill a vacancy or as director nominees for election to the board of directors by our stockholders each year in the class of directors whose term expires at the relevant annual meeting.

Board and Committee Meetings Attendance

The full board of directors met four (4) times during 2023. During 2023, each member of the board of directors attended in person or participated in 75% or more of the aggregate of (i) the total number of meetings of the board of directors (held during the period for which such person has been a director) and (ii) the total number of meetings held by all committees of the board of directors on which such person served (during the periods that such person served).

Director Attendance at Annual Meeting of Stockholders

Directors are encouraged to attend the annual meeting of stockholders to the extent practicable. Four (4) members of the Board of Directors attended the 2023 annual meeting of stockholders that was held on June 14, 2023.

Policy on Trading, Pledging and Hedging of Company Stock

Our Insider Trading Policy prohibits our executive officers, the non-employee members of our board of directors and certain other employees from engaging in the following transactions:

•	selling any of our securities that they do not own at the time of the sale (referred to as a “short sale”);

•

buying or selling puts, calls, other derivative securities of the Company or any derivative securities that provide the economic equivalent of ownership of any of our securities or an opportunity, direct or indirect, to profit from any change in the value of our securities or engaging in any other hedging transaction with respect to our securities;

•	using our securities as collateral in a margin account; and

•	pledging our securities as collateral for a loan (or modifying an existing pledge).

As of the date of this proxy statement, none of our executive officers or non-employee directors have previously engaged in any hedging or pledging transaction involving our securities.

Code of Business Conduct and Ethics

Our board of directors adopted a Code of Business Conduct and Ethics in connection with our initial public offering in April 2021, which was amended and restated in March 2022. The current Code of Business Conduct and Ethics applies to all of our directors, officers, employees and certain consultants, including those officers responsible for financial reporting. The full text of our Code of Business Conduct and Ethics is posted on our website at www.biomeafusion.com. If we make any substantive amendments to, or grant any waivers from, the Code of Business Conduct and Ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website or in a current report on Form 8-K.

Board Leadership Structure and Board’s Role in Risk Oversight

Our amended and restated bylaws and corporate governance guidelines provide our board of directors with flexibility to combine or separate the positions of chairman of the board of directors and Chief Executive Officer. Thomas Butler currently serves as both our chairman of the board of directors and our Chief Executive Officer. Our board of directors has concluded that our current leadership structure is appropriate at this time. However, our board of directors will continue to periodically review our leadership structure and may make such changes in the future as it deems appropriate.

Risk assessment and oversight are an integral part of our governance and management processes. Our board of directors encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings, and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing us. Throughout the year, senior management reviews these risks with the board of directors at regular board meetings as part of management presentations that focus on particular business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.

Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through our board of directors as a whole, as well as through various standing committees of our board of directors that address risks inherent in their respective areas of oversight. While our board of directors is responsible for monitoring and assessing strategic risk exposure, our audit committee is responsible for overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The audit committee also approves or disapproves any related person transactions. Our nominating and corporate governance committee monitors the effectiveness of our corporate governance guidelines. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking.

Communication with the Directors of Biomea Fusion, Inc.

Any interested party with concerns about our company may report such concerns to the board of directors or the chairman of our board of directors or the chair of our nominating and corporate governance committee, by submitting a written communication to the attention of such director at the following address:

c/o Biomea Fusion, Inc.

900 Middlefield Road, 4th Floor

Redwood City, California 94063

United States

You may submit your concern anonymously or confidentially by postal mail. You may also indicate whether you are a stockholder, customer, supplier, or other interested party.

A copy of any such written communication may also be forwarded to Biomea’s legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with Biomea’s legal counsel, with independent advisors, with non-management directors, or with Biomea’s management, or may take other action or no action as the director determines in good faith, using reasonable judgment, and applying his or her own discretion.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances, and matters as to which we tend to receive repetitive or duplicative communications.

The audit committee oversees the procedures for the receipt, retention, and treatment of complaints received by Biomea Fusion regarding accounting, internal accounting controls, or audit matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. Biomea Fusion has also established a toll-free telephone number for the reporting of such activity, which is 1-877-900-4157.

NON-EMPLOYEE DIRECTOR COMPENSATION

The following table presents the total compensation for each person who served as a non-employee member of our board of directors and received compensation for such service during fiscal year 2023. Other than as set forth in the table below, we did not pay any compensation, make any additional equity awards or non-equity awards to, or pay any other compensation to any of the non-employee members of our board of directors in fiscal year 2023. Directors who also serve as employees received no additional compensation for their service as directors. During fiscal year 2023, Mr. Butler, our Chief Executive Officer, and Mr. Erdtmann, our President and Chief Operating Officer, were each a member of our board of directors, as well as employees, and received no additional compensation for their services as a director. See the section titled “2023 Summary Compensation Table” for more information about Mr. Butler’s compensation, an NEO, in fiscal year 2023. Mr. Erdtmann was an executive officer, but not an NEO, for fiscal year 2023.

2023 Director Compensation Table

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	All Other Compensation	Total ($)
Eric Aguiar, M.D. (2)	70,000	184,801	—	254,801
Bihua Chen (3)	44,000	184,801	—	228,801
Elizabeth Faust, Ph.D. (4)	37,187	184,801	—	221,988
Michael J. M. Hitchcock, Ph.D. (5)	56,500	184,801	—	241,301
Sumita Ray, J.D. (6)	50,500	184,801	—	235,301

(1)

In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted during 2023 computed in accordance with Financial Accounting Standard Board Accounting Standards Codification Topic 718 for stock-based compensation transactions (“FASB ASC 718”). Such grant date fair values do not take into account any estimated forfeitures. Assumptions used in the calculation of these amounts are included in Note 6 to our financial statements included in our 2023 Annual Report. These amounts do not reflect the actual economic value that may be realized by the directors upon the exercise of the stock options or the sale of the common stock underlying such stock options.

(2)	All cash payments to Dr. Aguiar were made payable to Aisling Capital Management, LP. Dr. Aguiar held stock options to purchase an aggregate of 59,767 shares of common stock as of December 31, 2023.

(3)

All cash payments to Ms. Chen were made payable to Cormorant Global Healthcare Master Fund, LP and Cormorant Private Healthcare Fund III, LP. Ms. Chen held stock options to purchase an aggregate of 59,767 shares of common stock as of December 31, 2023.

(4)	All cash payments to Dr. Faust were made payable to Faust Consulting LLC. Dr. Faust held stock options to purchase an aggregate of 52,744 shares of common stock as of December 31, 2023.

(5)	Dr. Hitchcock held stock options to purchase an aggregate of 59,767 shares of common stock as of December 31, 2023.

(6)	All cash payments to Ms. Ray were made payable to FifthRay Consulting, LLC. Ms. Ray held stock options to purchase an aggregate of 70,041 shares of common stock as of December 31, 2023.

Non-Employee Director Compensation Policy

Pursuant to our Non-Employee Director Compensation Policy, our non-employee directors are eligible to receive the following annual cash retainers:

Board Service	Annual Retainer
Non-Employee Director:	$35,000
Additional Annual Retainer
Independent Chair:	$30,000
Lead Independent Director:	$15,000
Committee Service	Additional Annual Retainer
Annual service as member of the audit committee (other than chair)	$7,500
Annual service as chair of the audit committee	$15,000
Annual service as member of the compensation committee (other than chair)	$5,000
Annual service as chair of the compensation committee	$10,000
Annual service as member of the nominating and corporate governance committee (other than chair)	$4,000
Annual service as chair of the nominating and corporate governance committee	$8,000

Our policy also provides that, upon initial election or appointment to our board of directors, each non-employee director will automatically be granted an option to purchase that number of shares of our common stock that have a Black-Scholes Value equal to $360,000, rounded down to the nearest whole share, referred to herein as the Initial Grant. The Initial Grant will vest as to 1/36th of the shares subject thereto on each monthly anniversary of the date of grant, subject to the non-employee director continuing in service to the Company and its subsidiaries through each vesting date. Furthermore, our policy provides that, on the date of each of our annual meeting of stockholders, each non-employee director who will continue as a non-employee director following such meeting will automatically be granted an annual option to purchase that number of shares of our common stock that have a Black-Scholes Value equal to $185,000, rounded down to the nearest whole share, referred to herein as the Annual Grant. The Annual Grant will vest in full upon the earlier of (i) the first anniversary of the date of grant and (ii) immediately prior to the annual meeting that occurs following the date of grant, subject to the non-employee director continuing in service to the Company and its subsidiaries through such vesting date. Each such grant will vest in full immediately prior to the occurrence of a change in control, subject to the non-employee director continuing in service to the Company and its subsidiaries through such time.

The Company reimburses each non-employee director for all reasonable, documented, out-of-pocket travel and other business expenses incurred by such non-employee director in the performance of his or her duties to the Company in accordance with the Company’s applicable expense reimbursement policies and procedures as in effect from time to time. Employee directors will receive no additional compensation for their service as a director.

The aggregate amount of compensation, including both equity compensation and cash compensation, paid to any non-employee director for service as a non-employee director in a calendar year period cannot exceed $750,000.

EXECUTIVE OFFICERS

The following table identifies our executive officers, and sets forth their current positions at Biomea Fusion and their ages as of April 22, 2024.

Name	Position Held with Biomea Fusion, Inc.	Officer Since	Age
Thomas Butler	Chief Executive Officer, Chairman of the Board & Director	2017	43
Rainer (Ramses) Erdtmann	Chief Operating Officer, President, & Director	2017	60
Franco Valle	Chief Financial Officer	2021	43
Juan Pablo Frias, M.D.	Chief Medical Officer	2023	60

You should refer to “Class III Directors” above for information about our Chief Executive Officer, Thomas Butler, and to “Class II Directors” above for information about our Chief Operating Officer & President, Rainer (Ramses) Erdtmann. Biographical information for our other executive officers, as of April 22, 2024 is set forth below.

Franco Valle joined Biomea Fusion in July 2021 as our Chief Financial Officer. Prior to that, he served as Senior Vice President, Finance at Graphite Bio, Inc. (Nasdaq: GRPH), a clinical-stage, next-generation gene editing company. Prior to that, he served as the principal accounting officer and senior vice president of finance at Eidos Therapeutics, Inc. (Nasdaq: EIDX), a public biopharmaceutical company which merged with BridgeBio Pharma, Inc. (Nasdaq: BBIO) in January 2021, from March 2018 to April 2021. Prior to that, Mr. Valle served as the principal accounting officer and controller at Iovance Biotherapeutics, Inc. (Nasdaq: IOVA), a public biopharmaceutical company, from July 2016 until January 2018. Mr. Valle also previously worked as a senior accounting officer at Pharmacyclics, Inc. (Nasdaq: PCYC), which he joined in 2012 and supported through its merger with Abbvie Inc. (Nasdaq: ABBV) in May 2015. Mr. Valle started his career in 2005 at Pricewaterhouse Coopers LLP, where he spent six years in the Life Science, Biotech and Venture Capital Group. Mr. Valle is a Certified Public Accountant and holds a Bachelor of Science in Corporate Finance from San Jose State University.

Juan Pablo Frias, M.D. joined Biomea Fusion in August 2023 as our Chief Medical Officer. Dr. Frias is a physician and clinical trialist. Since 2013 he has served in leadership positions (CEO and Medical Director) of National Research Institute, a privately held clinical research center in the Greater Los Angeles Area. National Research Institute was acquired by Velocity Clinical Research (Durham, NC) in October 2020. Dr. Frias remained at Velocity Clinical Research as Medical Director and Principal Investigator after the acquisition.

The principal occupation and employment during the past five years of each of our executive officers was carried on, in each case except as specifically identified above, with a corporation or organization that is not a parent, subsidiary or other affiliate of us. There is no arrangement or understanding between any of our executive officers and any other person or persons pursuant to which he or she was or is to be selected as an executive officer.

There are no material legal proceedings to which any of our executive officers is a party adverse to us or in which any such person has a material interest adverse to us.

EXECUTIVE COMPENSATION

Our NEOs for the year ended December 31, 2023 are:

•	Thomas Butler, our Chief Executive Officer;

•	Franco Valle, our Chief Financial Officer; and

•	Juan Pablo Frias, M.D., our Chief Medical Officer.

2023 Summary Compensation Table

The following table presents the total compensation awarded to, earned by or paid to each of our NEOs for the years indicated, for services rendered to us in all capacities.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)(1)	All Other Compensation ($)		Total ($)
Thomas Butler Chief Executive Officer and Chairman of the Board	2023	$609,235	$341,172	$—	$1,756,903	$—		$2,707,309
	2022	$583,000	$338,140	$—	$—	$—		$921,140

Franco Valle Chief Financial Officer	2023	$465,234	$208,425	$—	$626,208	$—		$1,299,867
	2022	$445,200	$206,573	$—	$—	$—		$651,773

Juan Pablo Frias, M.D. (2) Chief Medical Officer	2023	$168,403	$75,485	$—	$3,675,990	$12,598	(3)	$3,932,476

(1)

In accordance with SEC rules, this column reflects the aggregate grant date fair value of the option awards granted during 2023 computed in accordance with FASB ASC 718. Such grant date fair values do not take into account any estimated forfeitures. Assumptions used in the calculation of these amounts are included in Note 6 to our financial statements included in our 2023 Annual Report. These amounts do not reflect the actual economic value that may be realized by the NEOs upon the exercise of the stock options or the sale of the common stock underlying such stock options.

(2)	Dr. Frias joined the Company in August 2023 and was not an NEO for 2022. The 2023 salary and bonus amounts are pro-rated based on his employment for a portion of the year ended December 31, 2023.

(3)	The amount represents reimbursements by the Company for housing expenses.

Narrative to 2023 Summary Compensation Table

Our compensation committee reviews compensation annually for all employees, including our executive officers. In setting executive base salaries and bonuses and granting equity incentive awards, the compensation committee considers compensation for comparable positions in the market, the historical compensation levels of our executive officers, individual performance as compared to our expectations and objectives, internal equity, our desire to motivate our employees to achieve short- and long-term results that are in the best interests of our stockholders, and a long-term commitment to us. We target a general competitive position, based on independent third-party benchmark analytics to inform the mix of compensation of base salary, bonus and long-term incentives.

Our compensation committee is primarily responsible for determining the compensation for our executive officers. Our compensation committee typically reviews and discusses management’s proposed compensation with our Chief Executive Officer for all executives other than the Chief Executive Officer. Based on those discussions and its discretion, taking into account the factors noted above, the compensation committee then sets the compensation for each executive officer, including our Chief Executive Officer. The compensation committee may also make recommendations to our Board regarding our Chief Executive Officer’s compensation. Our compensation committee may delegate certain authorities to one or more officers of the Company, including the delegation of the authority to make certain equity award grants under our 2021 Plan (as defined below) (other than grants to individuals who are subject to Section 16 of the Exchange Act or individuals to whom the authority to approve grants has been delegated), within specified limits approved by the compensation committee. To date, such authority has only been granted to our Chief Executive Officer. Our compensation committee also has the authority to engage the services of a consulting firm or other outside advisor to assist it in designing our executive compensation programs and in making compensation decisions. During 2023, the compensation committee retained the services of Aon Consulting, Inc., or AON, as its external compensation consultant to advise on executive compensation matters including our overall compensation program design and collection of market data to inform our compensation programs for our executive officers. Our compensation committee annually assesses its independence consistent with Nasdaq listing standards and concluded that the engagement of Aon Consulting did not raise any conflict of interest.

2023 Salaries

Our NEOs each receive a base salary to compensate them for services rendered to our company. The base salary payable to each NEO is intended to provide a fixed component of compensation reflecting the executive’s skill set, experience, role and responsibilities. For fiscal year 2023, Mr. Butler’s annual base salary was $609,235 and Mr. Valle’s annual base salary was $465,234. Dr. Frias’ annual base salary was $500,000, but he received a pro-rated portion since he commenced employment with us in August 2023. Our board of directors and compensation committee may adjust base salaries from time to time in their discretion.

2023 Bonuses

For 2023, each of our NEOs was eligible to receive a discretionary annual cash bonus. Each NEO’s target bonus is expressed as a percentage of his annual base salary which could be achieved by meeting company and individual goals as determined in the discretion of the company. The 2023 annual bonuses for Messrs. Butler and Valle and Dr. Frias were targeted at 50%, 40% and 40% of their respective base salaries. Our board of directors or our compensation committee has historically reviewed these target percentages to ensure they are adequate, but does not follow a formula. Instead, our board of directors or our compensation committee sets these targets based on each NEO’s experience in his role with us and the level of responsibility held by the NEO, which we believe directly correlates to his ability to influence corporate results.

Following its review and determinations of corporate and individual performance for 2023, our compensation committee awarded each NEO a discretionary cash annual bonus equal to approximately 112% of each NEO’s target bonus, as set forth above in the “2023 Summary Compensation Table” in the column titled “Bonus.” Dr. Frias’ discretionary cash bonus was pro-rated since he commenced employment with us in August 2023.

Equity Compensation

We adopted our 2021 Equity Incentive Plan, referred to below as the 2021 Plan, in order to facilitate the grant of cash and equity incentives to directors, employees (including our NEOs) and consultants of our company and certain of its affiliates and to enable us to obtain and retain services of these individuals, which is essential to our long-term success. In January 2023, we granted to Mr. Butler and Mr. Valle stock options under the 2021 Plan to purchase 354,350 and 126,300 shares of common stock, respectively, at an exercise price of $7.05 per share. These options vest and become exercisable in quarterly installments over four years from the date of grant, subject to each NEO’s continued service relationship with us through each vesting date. In August 2023, we granted Dr. Frias a stock option under the 2021 Plan to purchase 300,000 shares of common stock at an exercise price of $16.87 per share, in connection with the commencement of his employment with us as our Chief Medical Officer. Dr. Frias’ options vest and become exercisable in quarterly installments over four years from his date of hire, subject to his continued service relationship with us through each vesting date.

Other Elements of Compensation

We maintain, and the NEOs participate in, a 401(k) plan that provides eligible employees with an opportunity to save for retirement on a tax advantage basis. Employees’ pre-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participant’s directions. We do not make any matching contributions under the 401(k) plan. The 401(k) plan is intended to be qualified under Section 401(a) of the Internal Revenue Code, or the Code. All of our full-time employees, including our NEOs, are eligible to participate in our health and welfare plans, including medical, dental and vision benefits; medical and dependent care flexible spending accounts; short-term and long-term disability insurance; and life and AD&D insurance.

We do not maintain any defined benefit pension plans or nonqualified deferred compensation plans.

Perquisites and other personal benefits

We determine perquisites on a case-by-case basis and will provide a perquisite to an NEO when we believe it is necessary to attract or retain the NEO. In 2023, we did not provide any perquisites or personal benefits to our NEOs not otherwise made available to our other employees, other than the reimbursement of certain housing expenses for Dr. Frias in connection with his commencement of employment with us.

Outstanding Equity Awards at 2023 Fiscal Year End

The following table lists all outstanding equity awards held by our NEOs as of December 31, 2023:

		Option Awards				Stock Awards
Name	Vesting Commencement Date (1)	Number of Securities underlying Unexercised Options (#) Exercisable	Number of Securities underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)	Market Value of Shares or Units of Stock that Have Not Vested ($)(2)
Thomas Butler(3)	7/1/2020(4)	—	—	—	—	36,409		$528,659
	9/1/2020(4)	209,891	32,765	$5.14	1/7/2031	—		$—
	2/10/2021(4)	328,185	149,175	$7.50	2/21/2031	—		$—
	12/3/2021(5)	152,700	152,700	$9.80	12/3/2031	—		$—
	1/1/2023(5)	88,587	265,763	$7.05	1/5/2033	—		$—

Franco Valle(3)	7/26/2021(5)	103,125	61,875	$13.45	7/25/2031	—		$—
	12/3/2021(5)	72,385	72,385	$9.80	12/3/2031	—		$—
	1/1/2023(5)	31,575	94,725	$7.05	1/5/2033	—		$—
							$

Juan Pablo Frias, M.D.(3)	8/31/2023(5)	18,750	281,250	$16.87	8/30/2033	—		$—

(1)

Except as otherwise noted, the shares of restricted stock or shares of common stock subject to the stock option, as the case may be, vest as to 1/16th of the shares on a quarterly basis from the vesting commencement date, such that all of the shares will be fully vested on the date four (4) years after the vesting commencement date, subject to the holder continuing to provide services to us through such vesting date.

(2)

The market value of shares that have not vested is calculated based on $14.52 per share, the closing price of our common stock as quoted on the Nasdaq Global Select Market as of December 29, 2023, the last trading day of 2023.

(3)

Pursuant to the Change in Control and Severance Agreement (as defined below) and the 2021 Plan (with respect to the 30-day period described below), in the event the applicable NEO is terminated without “cause” or resigns for “good reason”, in either case, within 30 days prior to and ending 12 months following a “change in control” (as such terms are defined in the 2021 Plan), then the vesting of all equity awards will be accelerated with respect to 100% of the shares, effective immediately prior to such termination or change in control, if later.

(4)	This option was granted under the 2020 Plan.

(5)	This option was granted under the 2021 Plan

Narrative to 2023 Summary Compensation Table and Outstanding Equity Awards at 2023 Fiscal Year End Table

Executive Compensation Arrangements

Offer Letters

We have entered into offer letters with each of our NEOs, which sets forth an initial base salary, discretionary bonus and eligibility to participate in our benefit plans. Pursuant to the terms of such agreement and the accompanying proprietary information and inventions assignment agreement, each NEO is subject to indefinite confidentiality restrictions, standard intellectual property provisions, non-competition and non-solicitation of customer restrictions during the term of employment and non-solicitation of employee restrictions during the term of employment and for 12 months post-employment.

Change in Control and Severance Agreements

We have entered into change in control and severance agreements, or Severance Agreements, with all of our NEOs. The Severance Agreements for Messrs. Butler and Valle were entered into in August 2018 and July 2021, respectively, and each were amended in April 2022, and the Severance Agreement for Dr. Frias was entered into in August 2023. Under our Severance Agreement with each of our NEOs, if such NEO’s employment with us is terminated without “cause” or such NEO resigns for “good reason” (as each is defined in the Severance Agreement), or a Covered Termination (and, for Dr. Frias, he has been continuously employed with us for at least 12 months as of the date of such Covered Termination) the applicable NEO will be entitled to receive: (i) nine months of continued base salary (or 12 months for Mr. Butler) at the base salary rate in effect immediately prior to such termination and (ii) payment or reimbursement of the cost of continued healthcare coverage (at active employee rates) for up to nine months (or 12 months for Mr. Butler). In lieu of the foregoing benefits, if an NEO experiences a Covered Termination (and, for Dr. Frias, he has been continuously employed with us for at least 12 months as of the date of such Covered Termination) during the period commencing on a Change in Control (as defined in the 2021 Plan) and ending on the 12-month anniversary following such Change in Control, the applicable NEO will be entitled to receive: (i) 12 months of continued base salary (or 18 months for Mr. Butler) at the base salary rate in effect immediately prior to such termination, (ii) payment or reimbursement of the cost of continued healthcare coverage (at active employee rates) for up to 12 months (or 18 months for Mr. Butler), (iii) an amount equal to 12 months of such NEO’s annual bonus for the year of termination assuming 100% of target performance (or 18 months for Mr. Butler) and (iv) full accelerated vesting of any of the NEO’s unvested equity awards (except for any performance awards, which shall be governed by the terms of the applicable award agreement). The foregoing severance benefits are subject to the applicable NEO’s delivery of an executed and effective release of claims against us and continued compliance with the NEO’s applicable restrictive covenants.

Notwithstanding any provision of the Severance Agreement to the contrary, pursuant to the 2021 Plan, in the event the applicable NEO is terminated without “cause” or resigns for “good reason”, in either case, within 30 days prior to and ending 12 months following a “change in control” (as such terms are defined in the 2021 Plan), then the vesting of all equity awards (except for any performance awards, which shall be governed by the terms of the applicable award agreement) will be accelerated with respect to 100% of the shares, effective immediately prior to such termination or change in control, if later.

For Messrs. Butler and Valle, if the payments and benefits provided under the Severance Agreements or otherwise in connection with a change in control are not eligible for a federal income tax deduction by us pursuant to Section 280G of the Internal Revenue Code and may subject Messrs. Butler and Valle to an excise tax under Section 4999 of the Internal Revenue Code, then each of Messrs. Butler and Valle will be entitled to receive a gross up payment for such excise taxes.

For Dr. Frias, if the payments and benefits provided under the Severance Agreement in connection with a change in control are not eligible for federal income tax deduction by us pursuant to Section 280G of the Internal Revenue Code and may subject Dr. Frias to an excise tax under Section 4999 of the Internal Revenue Code, then those payments or benefits will be reduced if such reduction would result in a higher net after-tax benefit to him.

Compensation Recovery Policy

In accordance with the requirements of the SEC and Nasdaq listing rules, the board has adopted a compensation recovery policy on November 17, 2023, effective as of October 2, 2023. The compensation recovery policy provides that in the event we are required to prepare a restatement of financial statements due to material noncompliance with any financial reporting requirement under securities laws, we will seek to recover any incentive-based compensation that was based upon the attainment of a financial reporting measure and that was received by any current or former executive officer during the three-year period preceding the date that the restatement was required if such compensation exceeds the amount that the executive officers would have received based on the restated financial statements.

Equity Compensation Plan Information

The following table provides information as of December 31, 2023 with respect to the shares of our common stock that may be issued under our existing equity compensation plans.

	Equity Compensation Plan Information
Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights		Number of securities remaining available for future issuance under equity compensation plans (excluding securities in first column)
Equity compensation plans approved by security holders (1)	7,357,607	$9.34	(2)	1,251,371	(3)
Equity compensation plans not approved by security holders (4)	—	$—		2,000,000	(4)

Total	7,357,607	$9.34		3,251,371

(1)	Includes the following plans: our 2020 Equity Incentive Plan, our 2021 Plan, and our 2021 Employee Stock Purchase Plan, or the 2021 ESPP.

(2)

The weighted average exercise price is calculated based solely on outstanding stock options. Does not include purchase rights accruing under the 2021 ESPP as of December 31, 2023, because the purchase rights (and, therefore, the number of shares to be purchased) are not determined until the end of the purchase period on May 31, 2024. Participants may purchase no more than 100,000 shares of the Company’s common stock per offering period under the 2021 ESPP.

(3)

As of December 31, 2023, a total of 799,485 shares of our common stock have been reserved for issuance pursuant to the 2021 Plan, which number excludes the 1,798,926 shares that were added to the plan as a result of the automatic annual increase on January 1, 2024. The number of shares of common stock reserved and available for issuance under the 2021 Plan is subject to an automatic annual increase on the first day of each year beginning in 2022 and ending in 2031, equal to the lesser of (i) five percent of the shares of common stock outstanding on the last day of the immediately preceding fiscal year and (ii) such smaller number of shares of common stock as determined by the board of directors or the compensation committee. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization. The shares of common stock underlying any award granted under the 2021 Plan or the 2020 Plan that expires, lapses or is terminated, converted into an award in respect of shares of another entity in connection with a spin-off or other similar event, exchanged or settled for cash, surrendered, repurchased, canceled without having been fully exercised or forfeited, in any case, in a manner that results in the Company acquiring shares of common stock covered by the award or prior plan award at a price not greater than the price (as adjusted to reflect any equity restructuring) paid by the participant for such shares of common stock or not issuing any shares of common stock covered by the award, and shares of common stock tendered by a participant or withheld by the Company in payment of the exercise price of an option, shares of common stock tendered by the participant or withheld by the Company to satisfy any tax withholding obligation with respect to an award, and shares of common stock subject to a stock appreciation right that are not issued in connection with the stock settlement of the stock appreciation right on exercise thereof, in each case, under the 2021 Plan or the 2020 Plan will be added back to the shares of common stock available for issuance under the 2021 Plan. The Company no longer makes grants under the 2020 Plan. As of December 31, 2023, a total of 451,886 shares of our common stock have been reserved for issuance pursuant to the 2021 ESPP, which number excludes the 359,785 shares that were added to the plan as a result of the automatic annual increase on January 1, 2024 and which number includes shares subject to purchase during the current purchase period which commenced on December 1, 2023, since the exact number of which will not be known until the end of the purchase period on May 31, 2024. The number of shares of common stock reserved and available under the 2021 ESPP is subject to an automatic annual increase on the first day of each year beginning in 2022 and ending in 2031 equal to the lesser of (i) one percent of the shares outstanding (on an as converted basis) on the last day of the immediately preceding fiscal year and (ii) such number of shares as may be determined by the board of directors; provided, however, no more than 4,500,000 shares may be issued under the 2021 ESPP. This number will be subject to adjustment in the event of a stock split, stock dividend or other change in our capitalization.

(4)

Includes the 2023 Inducement Plan, or the Inducement Plan. As of December 31, 2023, a total of 2,000,000 shares of our common stock have been reserved for issuance under the Inducement Plan. For more information regarding our 2023 Inducement Plan, please see Note 6 to our financial statements included in our 2023 Annual Report.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Certain Relationships and Transactions

Other than the compensation agreements and other arrangements described under “Executive Compensation” and “Non-Employee Director Compensation” in this proxy statement and the transactions described below, since January 1, 2023, there has not been and there is not currently proposed, any transaction or series of similar transactions to which we were, or will be, a party in which the amount involved exceeded, or will exceed, $120,000 (or, if less, 1% of the average of our total assets amounts at December 31, 2022 and 2023) and in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of the foregoing persons, had, or will have, a direct or indirect material interest.

Participation in Follow-On Offering

In April 2023, we sold 5,750,000 shares of common stock at $30.00 per share for gross proceeds of $172.5 million in an underwritten public offering. Cormorant Global Healthcare Master Fund, LP, which is managed by Cormorant Asset Management, LP (“Cormorant”), purchased 400,000 shares of common stock in the offering for an aggregate purchase price of $12,000,000. Cormorant is a beneficial owner of more than 5% of our common stock and Bihua Chen, a member of our board of directors, serves as manager of the general partner of Cormorant.

Employment Agreements

We have entered into offer letter agreements and change in control and severance agreements with our executive officers that, among other things, provide for certain compensatory and change in control benefits, as well as severance benefits. For more information on the agreements with our NEOs, see the section titled “Executive Compensation.”

Policies for Approval of Related Party Transactions

In connection with our initial public offering in April 2021, we adopted a written related party transaction policy that set forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including without limitation purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our audit committee is tasked to consider all relevant facts and circumstances, including but not limited to whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated third party and the extent of the related person’s interest in the transaction.

PRINCIPAL STOCKHOLDERS

The following table sets forth information, to the extent known by us or ascertainable from public filings, with respect to the beneficial ownership of our common stock as of March 31, 2024 by:

•	each of our directors;

•	each of our NEOs;

•	all of our directors and executive officers as a group; and

•	each person, or group of affiliated persons, who is known by us to beneficially own greater-than-5.0% of our common stock.

The column entitled “Shares Beneficially Owned” is based on a total of 35,998,713 shares of our voting and non-voting common stock outstanding as of March 31, 2024.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting or investment power with respect to our common stock. Shares of our common stock subject to options that are currently exercisable or exercisable within 60 days of March 31, 2024 are considered outstanding and beneficially owned by the person holding the options for the purpose of calculating the percentage ownership of that person but not for the purpose of calculating the percentage ownership of any other person. Except as otherwise noted, the persons and entities in this table have sole voting and investing power with respect to all of the shares of our common stock beneficially owned by them, subject to community property laws, where applicable. Except as otherwise indicated in the table below, addresses of named beneficial owners are in care of Biomea Fusion, Inc., 900 Middlefield Road, 4th Floor, Redwood City, California 94063.

	Shares beneficially owned
Name and address of beneficial owner (1)	Number	Percentage
> 5% Stockholders:
Thomas Butler (2)	3,896,313	10.55%
Rainer (Ramses) Erdtmann (3)	2,846,701	7.84%
Entities affiliated with Cormorant Asset Management (4)	3,570,872	9.92%
Baker Bros. Advisors LP (5)	2,108,949	5.86%
FMR LLC (6)	5,355,867	14.88%
Laurion Capital Management LP (7)	2,736,367	7.60%
Entities affiliated with BlackRock, Inc.(8)	2,156,342	5.99%

Named Executive Officers and Directors:
Thomas Butler (2)	3,896,313	10.55%
Rainer (Ramses) Erdtmann (3)	2,846,701	7.84%
Franco Valle (9)	268,958	*
Juan Pablo Frias, M.D. (10)	63,193	*
Eric Aguiar, M.D. (11)	52,778	*
Bihua Chen (12)	3,623,650	10.05%
Michael J.M. Hitchcock, Ph.D. (13)	57,778	*
Sumita Ray (14)	61,962	*
Elizabeth Faust, Ph.D. (15)	29,232	*
All executive officers and directors as a group (9 persons) (16)	10,419,775	27.57%

*	Represents beneficial ownership of less than one percent.

(1)	Unless otherwise indicated, the address for each beneficial owner is c/o Biomea Fusion, Inc., 900 Middlefield Road, 4th Floor, Redwood City, California 94063.

(2)

Consists of (i) 2,493,407 shares of common stock held directly by Thomas Butler, (ii) 922,116 shares of Common Stock issuable within 60 days after March 31, 2024 upon the exercise of options held directly by

Thomas Butler, (iii) 228,470 shares of common stock held directly by Point Sur Investors Fund I, L.P. (“Point Sur Investors Fund”), and (iv) 252,320 shares of common stock held directly by Point Sur Investors, LLC (“Point Sur LLC”). Point Sur LLC is the General Partner of Point Sur Investors Fund. Thomas Butler and Rainer (Ramses) Erdtmann are the managing members of Point Sur LLC. As such, Mr. Butler and Mr. Erdtmann have shared voting and dispositive power over the securities held by Point Sur Investors Fund and Point Sur LLC. The principal address for Point Sur Investors, LLC and Point Sur Investors Fund I, L.P. is 1073 Arlington Blvd., El Cerrito, California 94530.

(3)

Consists of (i) 76,059 shares of common stock held directly by Rainer (Ramses) Erdtmann, (ii) 313,881 shares of Common Stock issuable within 60 days after March 31, 2024 upon the exercise of options held directly by Rainer (Ramses) Erdtmann, (iii) an aggregate of 29,400 shares of common stock held by the children of Rainer (Ramses) Erdtmann, (iv) 636,968 shares of common stock held by a family trust of which Rainer (Ramses) Erdtmann is the trustee (“Family Trust”), (v) 174,614 shares of common stock held by a trust having an independent trustee (“Trust 1”), (vi) 1,134,989 shares of common stock held by a trust with an independent trustee (“Trust 2”), (vii) 228,470 shares of common stock held directly by Point Sur Investors Fund I, L.P. (“Point Sur Investors Fund”), and (viii) 252,320 shares of common stock held directly by Point Sur Investors, LLC (“Point Sur LLC”). Point Sur LLC is the General Partner of Point Sur Investors Fund. Thomas Butler and Rainer (Ramses) Erdtmann are the managing members of Point Sur LLC. As such, Mr. Butler and Mr. Erdtmann have shared voting and dispositive power over the securities held by Point Sur Investors Fund and Point Sur LLC. The principal address for Point Sur Investors, LLC and Point Sur Investors Fund I, L.P. is 1073 Arlington Blvd., El Cerrito, California 94530.

(4)

Consists of (i) 1,717,232 shares of our common stock directly held by Cormorant Private Healthcare Fund III, LP, (ii) 1,795,928 shares of our common stock directly held by Cormorant Global Healthcare Master Fund, LP and (iii) 57,712 shares of our common stock directly held by CRMA SPV, L.P. Cormorant Asset Management LP is the investment manager to Cormorant Private Healthcare Fund III, LP, Cormorant Global Healthcare Master Fund, LP and CRMA SPV, L.P., and, in such capacity, exercises shared voting and dispositive power over the securities held by the entities affiliated with Cormorant Asset Management and may be deemed to beneficially own such securities. Bihua Chen serves as the managing member of Cormorant Asset Management LP and as such shares voting and dispositive power over the securities held by the entities affiliated with Cormorant Asset Management. The principal address for the Cormorant Asset Management LP entities is 200 Clarendon Street 52nd Floor, Boston, Massachusetts 02116.

(5)

Based solely on a report on Schedule 13G filed on February 14, 2024 which indicates that Baker Bros. Advisors LP has sole voting and dispositive power over 2,108,949 shares of common stock. The principal address of Baker Bros Advisors LP is c/o Baker Bros. Advisors LP, 860 Washington Street, 3rd Floor, New York, NY 10014.

(6)

Based solely on a report on Schedule 13G filed on February 8, 2024 which indicates that FMR LLC has sole voting and dispositive power over 5,355,867 shares of common stock. The principal address of FMR LLC is 245 Summer Street, Boston, Massachusetts 02210.

(7)

Based solely on a report on Schedule 13G filed on February 8, 2024 which indicates that Laurion Capital Management LP, Benjamin Alexander Smith and Janakea Sheehan Maduraperuma have shared voting and dispositive power over 2,736,367 shares of common stock. Mr. Benjamin Alexander Smith and Mr. Janaka Sheehan Maduraperuma are co-managing members of Laurion Cpaital GP LLC, the general partner of Laurion Capital management LP, a Delaware limited partnership, and the investment adviser to certain funds and accounts (the “Laurion Funds”), with respect to the shares of common stock directly held by the Laurion Funds. The principal address of the Laurion Funds, Mr. Smith and Mr. Maduraperuma is 360 Madison Avenue, Suite 1900, New York, NY 10017.

(8)

Based solely on a report on Schedule 13G filed on January 29, 2024 which indicates that entities affiliated with BlackRock, Inc. have sole voting and dispositive power over 2,156,342 shares of common stock. The principal address of BlackRock, Inc. is 50 Hudson Yards New York, NY 10001.

(9)

Consists of (i) 25,543 shares of common stock held directly by Franco Valle, and (ii) 243,415 shares of our common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2024.

(10)	Consists of 63,193 shares of our common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2024.

(11)	Consists of 52,778 shares of our common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2024.

(12)	Consists of (i) the shares described in footnote (4) above and (ii) 52,778 shares of our common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2024.

(13)

Consists of (i) 5,000 shares of common stock held directly by Michael J.M. Hitchcock, Ph.D., and (ii) 52,778 shares of our common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2024.

(14)	Consists of 61,962 shares of our common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2024.

(15)	Consists of 29,232 shares of our common stock that may be acquired pursuant to the exercise of stock options within 60 days of March 31, 2024.

(16)

Consists of (i) 8,627,642 shares held directly and indirectly by our current directors and executive officers, of which 359,637 shares were issued pursuant to the grant of restricted stock awards, and (ii) 1,792,133 shares subject to options exercisable within 60 days of March 31, 2024.

DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our directors, executive officers, and persons holding more than 10% of our common stock to report their initial ownership of the common stock and other equity securities and any changes in that ownership in reports that must be filed with the SEC. The SEC has designated specific deadlines for these reports, and we must identify in this proxy statement those persons who did not file these reports when due. During the year ended December 31, 2023, A2A Pharmaceuticals, Inc. filed three Form 4s late with respect to (i) 200,000 shares sold on March 31, 2023; (ii) 200,000 shares sold on April 20, 2023 and (iii) 25,000 shares sold on May 12, 2023.

Based solely on a review of reports furnished to us, or written representations from reporting persons, other than as disclosed above, we believe all directors, executive officers, and 10% owners timely filed all reports regarding transactions in our securities required to be filed for 2023 by Section 16(a) under the Exchange Act. In making this statement, the Company has relied solely upon an examination of the copies of Forms 3, 4 and 5, and amendments thereto, provided to the Company and the written representations of its reporting persons.

REPORT OF THE AUDIT COMMITTEE

The audit committee is appointed by the board of directors to assist the board of directors in fulfilling its oversight responsibilities with respect to (1) the integrity of Biomea’s financial statements and financial reporting process and systems of internal controls regarding finance, accounting, and compliance with legal and regulatory requirements, (2) the qualifications, independence, and performance of Biomea’s independent registered public accounting firm, (3) the performance of Biomea’s internal audit function, if any, and (4) other matters as set forth in the charter of the audit committee approved by the board of directors.

Management is responsible for the preparation of Biomea’s financial statements and the financial reporting process, including its system of internal control over financial reporting and its disclosure controls and procedures. The independent registered public accounting firm is responsible for performing an audit of Biomea’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (PCAOB) and issuing a report thereon. The audit committee’s responsibility is to monitor and oversee these processes.

In connection with these responsibilities, the audit committee reviewed and discussed with management and the independent registered public accounting firm the audited financial statements of Biomea Fusion, Inc. for the fiscal year ended December 31, 2023. The audit committee also discussed with the independent registered public accounting firm the matters required to be discussed by the PCAOB’s Auditing Standard No. 1301, Communication with Audit Committees. In addition, the audit committee received written communications from the independent registered public accounting firm confirming their independence as required by the applicable requirements of the PCAOB and has discussed with the independent registered public accounting firm their independence.

Based on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements of Biomea Fusion be included in Biomea’s 2023 Annual Report on Form 10-K for the fiscal year ended December 31, 2023, that was filed with the SEC. The information contained in this report shall not be deemed to be (1) “soliciting material,” (2) “filed” with the SEC, (3) subject to Regulations 14A or 14C of the Exchange Act, or (4) subject to the liabilities of Section 18 of the Exchange Act. This report shall not be deemed incorporated by reference into any of our other filings under the Exchange Act or the Securities Act, except to the extent that we specifically incorporate it by reference into such filing.

THE AUDIT COMMITTEE OF THE

BOARD OF DIRECTORS OF BIOMEA

FUSION, INC.

Eric Aguiar, M.D., Chairperson

Michael J.M. Hitchcock, Ph.D.

Sumita Ray, J.D.

April 26, 2024

HOUSEHOLDING

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of our documents, including the Annual Report to stockholders and proxy statement, may have been sent to multiple stockholders in your household. We will promptly deliver a separate copy of either document to you upon written or oral request to Biomea Fusion, Inc., 900 Middlefield Road, 4th Floor, Redwood City, California 94063, Attention: Corporate Secretary, telephone: (650) 980-9099. If you want to receive separate copies of the proxy statement or Annual Report to stockholders in the future, or if you are receiving multiple copies and would like to receive only one copy per household, you should contact your bank, broker or other nominee record holder, or you may contact us at the above address and phone number.

STOCKHOLDER PROPOSALS

A stockholder who would like to have a proposal considered for inclusion in our 2025 proxy statement must submit the proposal in accordance with the procedures outlined in Rule 14a-8 of the Exchange Act so that it is received by us no later than December 30, 2024. However, if the date of the 2024 Annual Meeting of Stockholders is changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before we begin to print and send our proxy statement for the 2025 Annual Meeting of Stockholders. SEC rules set standards for eligibility and specify the types of stockholder proposals that may be excluded from a proxy statement. Stockholder proposals should be addressed to Biomea Fusion, Inc., 900 Middlefield Road, 4th Floor, Redwood City, California 94063, Attention: Corporate Secretary. We also encourage you to submit any such proposals via email to IR@biomeafusion.com.

If a stockholder wishes to propose a nomination of persons for election to our board of directors or present a proposal at an annual meeting but does not wish to have the proposal considered for inclusion in our proxy statement and proxy card, our bylaws establish an advance notice procedure for such nominations and proposals. Stockholders at an annual meeting may only consider proposals or nominations specified in the notice of meeting or brought before the meeting by or at the direction of the board of directors or by a stockholder of record on the record date for the meeting, who is entitled to vote at the meeting and who has delivered timely notice in proper form to our corporate secretary of the stockholder’s intention to bring such business before the meeting.

The required notice must be in writing and received by our corporate secretary at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. However, in the event that the date of the annual meeting is advanced by more than 30 days, or delayed by more than 60 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received no earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. If the stockholder does not meet the applicable deadlines, the notice will be considered untimely. For stockholder proposals to be brought before the 2025 Annual Meeting of Stockholders, the required notice must be received by our corporate secretary at our principal executive offices no earlier than February13, 2025 and no later than March 14, 2025. To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice by the same deadline noted herein to submit a notice of nomination for an annual meeting. Such notice must comply with the additional requirements of Rule 14a-19(b). Stockholder proposals and the required notice should be addressed to Biomea Fusion, Inc., 900 Middlefield Road, 4th Floor, Redwood City, California 94063, Attention: Corporate Secretary.

OTHER MATTERS

Our board of directors does not know of any other matters to be brought before the Annual Meeting. If any other matters not mentioned in this proxy statement are properly brought before the meeting, the individuals named in the enclosed proxy intend to use their discretionary voting authority under the proxy to vote the proxy in accordance with their best judgment on those matters.

SCAN TO VIEW MATERIALS & VOTE w BIOMEA FUSION, INC. VOTE BY INTERNET 900 MIDDLEFIELD ROAD, 4TH FLOOR Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above REDWOOD CITY, CA 94063 Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on June 11, 2024. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/BMEA2024 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on June 11, 2024. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V47962-P09662 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY BIOMEA FUSION, INC. For All Withhold All Except For All To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the The Board of Directors recommends you vote FOR the number(s) of the nominee(s) on the line below. following: 1. The election of Thomas Butler and Michael J. M. ! ! ! Hitchcock, Ph.D., as Class III Directors, to serve for a three-year term ending at the Annual Meeting of Stockholders to be held in 2027. Nominees: 01) Thomas Butler 02) Michael J. M. Hitchcock, Ph.D. The Board of Directors recommends you vote FOR the following proposal: For Against Abstain 2. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending ! ! ! December 31, 2024. NOTE: To transact such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Proxy Statement and 10-K are available at www.proxyvote.com. V47963-P09662 BIOMEA FUSION, INC. Annual Meeting of Stockholders June 12, 2024 10:00 a.m. PDT This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Thomas Butler, Ramses Erdtmann and Franco Valle, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of the ballot, all of the shares of Common Stock of BIOMEA FUSION, INC. that stockholder(s) is/are entitled to vote the Annual Meeting of Stockholders to be held at 10:00 a.m. PDT on June 12, 2024 at www.virtualshareholdermeeting.com/BMEA2024 and at Biomea Fusion, Inc.’s Corporate Headquarters, 900 Middlefield Road, 4th Floor, Redwood City, CA 94063, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side